RUTH'S HOSPITALITY GROUP


CHRIS

SIDOTI INVESTOR UPDATE

May 2014

RUTH'S CHRIS STEAK HOUSE

MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

RUTH'S HOSPITALITY GROUP

DISCLAIMER

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "believe," "anticipate," "expect," "estimate," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release after the date hereof, whether as a result of new information, future events or otherwise.

LEADING RESTAURANT COMPANY FOCUSED ON UPSCALE DINING

- Iconic Upscale Steak House Brand Celebrating 50 Years as Segment Leader in 2015
- Consistently Recognized and Awarded for High Quality Food, Special Occasion Dining, and Customer Service

  Nation's Restaurant News – #1 Consumer Picks Survey across all segments four years in a row
- National Footprint with Growing International Presence
- Company and Franchised Locations

- Upscale Casual Seafood Restaurant Founded in 1998
- Acquired by Ruth's Hospitality Group in 2008
- Creative Offerings with High Flavor Profile
- Natural Complement to Steak House Business
- Well Positioned to Take Advantage of Growth in Seafood Consumption

COMPANY TIMELINE




RUTH'S CHRIS STEAK HOUSE


CHRIS STEAKS
CHRIS RESTAURANT BAR

- **1927**
  - Ruth Fertel is Born
  - Chris Matulich Opens Chris Steak House in New Orleans
- **1965**
  - Ruth Buys Chris Steak House for $18,000
- **1977**
  - First Franchise Location Opens in Baton Rouge, LA
- **1999**
  - Madison Dearborn Acquires Ruth's Chris Steak House (MDP)
- **2005**
  - August: Ruth's Completes IPO
  - September: Relocates to Florida
- **2006**
  - 100th Restaurant Opens in Providence, RI
- **2008**
  - Acquires Mitchell's Fish Market and Cameron's and Mitchell's Steak House (MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR)
  - New Leadership Team after Mitchell's Acquisition
- **2010**
  - Company Recapitalized with a $50MM Convertible/Preferred and Rights Offering
- **2012**
  - Repurchased Preferred Shares for $60.2MM
- **TODAY**
  - 161 Company and Franchise Restaurants
  - Increased Company Dividend 25% to $0.05, and $30MM Stock Repurchase Program

CURRENT RESTAURANT LOCATIONS


RCSH/MFM/MSH
2
1
1
1
13
2
1
1
1
1/1
2/4/1
3
1
1 RI
1 CT
4/2
3
3/1
2/4/2
4 NJ
6 MD
2 DC
2
5
1/2
4
9
1
3
3
5
2
4
6
14/4
5

International Sites

10 Countries

- San Juan, Puerto Rico (2)
- Cancun, Mexico
- Cabo San Lucas, Mexico
- Toronto, Canada
- Mississauga, Canada
- Edmonton, Canada
- Calgary, Canada
- Niagara Falls, Canada
  Kaohsiung, Taiwan
- Taichung, Taiwan
- Taipei, Taiwan
- Tokyo, Japan
- Queensway, Hong Kong
- Kowloon, Hong Kong
- Dubai
- Aruba
- El Salvador
- Singapore
- Shanghai

	Company-Owned	Mgmt Contract	Franchise-Owned*	Total
Ruth's Chris Steak House	64	2	74	140
Mitchell's Fish Market / Steakhouses	21	0	0	21
Total	85	2	74	161

* Includes licensing agreements

THE STORY OF RUTH'S CHRIS



- Founded in 1965 from One Location with the Purchase of Chris Steak House in New Orleans by Ruth Fertel
- Made Famous by Serving Sizzling USDA Prime Steaks on 500 - Degree Plates
- Today, *"The Sizzle"* Defines the Brand Attributes of the Company




CHRIS
STEAKS

THE SECRET BEHIND THE SIZZLE



Comfortable, Elegant and Classically American



with a Touch of Whimsy



Prepared to Exacting Standards

RUTH'S CHRIS STEAK HOUSE

THE SECRET BEHIND THE SIZZLE







Passionate Hospitality

Uncompromising Service

MAKING MEMORIES ON 500 - DEGREE SIZZLING PLATES



STRATEGIC INITIATIVES

- Focused on Growing Revenues Across our Three Core Segments Through Traffic Before Using Price
  - *Special Occasion*
  - *Business/Corporate*
  - *Core Guests/Regular Customers*

- Using Product Offerings to Broaden Customer Relevance
  - *Ruth's Classics*
  - *Sizzle, Swizzle & Swirl*
  - *Culinary/Beverage Events*
  - *Off - Site Catering*
  - *Private Dining*
  - *Satellite Meetings*

- Selective Use of TV for Brand - Focused Communication

- Re-investing Through Remodels and Relocations



EAT, DRINK, AND BE
HAPPY
WHEN YOU SPEND AN
HOUR
OR TWO AT OUR BAR.
$7 Sizzle, Swizzle & Swirl® Happy Hour
Monday-Friday 4:00-7:00pm | Available at the bar
Enjoy a premium selection of hand-crafted cocktails and delicious menu items like our Barbecued Shrimp and Tenderloin Skewers. All for only $7!
RUTH'S CHRIS STEAK HOUSE

CULINARY/BEVERAGE EVENTS



EXPERIENCE THE BOLD TASTE OF
SILVER OAK
AND THE SIZZLE OF A
PERFECT STEAK.
Join us for an exclusive five-course dinner with five perfectly paired wines. It's all the ingredients of an unforgettable evening.
Silver Oak Wine Dinner
Thursday, May 1st, 2014 at 6:30pm
$99 per person, plus tax and gratuity
RUTH'S CHRIS STEAK HOUSE
To view the menu and reserve your space, visit RuthsChris.com/Promotions/SilverOakWineDinner



PRESENTING A
HAND-CRAFTED
5-COURSE DINNER WITH SOME AMAZING
COCKTAILS.
America is the birthplace of the cocktail & our birth city of New Orleans is one of the most important original cocktail cities. So, it is only fitting that we host a national dinner pairing hand-crafted vintage inspired cocktails with 5 delicious courses. Reserve your seat to sip these delicious drinks and learn the stories & legends behind each one!
Thursday, August 22nd, 2013 at 6:30pm
$100 per person, plus tax and gratuity
RUTH'S CHRIS STEAK HOUSE
MOUNT GAY
HENDRICK'S
COINTREAU
HUDSON WHISKEY
REYKA
To view the menu and reserve your space, visit RuthsChris.com/Promotions/CocktailDinner

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

THE STORY OF MITCHELL'S

- Upscale-casual Seafood Restaurant Founded in 1998 by Cameron Mitchell Restaurants
  - *Acquired by Ruth's Hospitality Group, Inc in 2008*
- 18 Locations in 7 states
  - *All are Company-owned*
- Creative Fresh Seafood with a High Flavor Profile




MITCHELL'S
FISH MARKET
SEAFOOD RESTAURANT & BAR

MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

OUR FRESH APPROACH



Coastal Casual Elegance



World-class Quality Seafood, Fresh Straight to the Table



Inviting Hospitality by Seafood Experts

Mitchell's Fish Market — Seafood Restaurant & Bar

STRATEGIC INITIATIVES

Earning the Right to Grow

- Improving Consistency of Execution and Unit - Level Economics Before Accelerating Growth
- Broadening Menu Appeal with Innovative Offerings
- Leveraging High Guest Loyalty Building on Significant High - Frequency Base
  - *1/3 of Customers are "Heavy" Users (>8x/yr) Which is Nearly Double That of its Peers*
- Increasing Awareness in "Non-legacy" Markets Through Local Marketing and Emerging Digital Media Tactics
- Applying Ruth's Chris Expertise to Increase Banquet and Corporate Dining





Financial Highlights

SHAREHOLDER RETURN MATRIX

Multiple Levers to Drive Shareholder Returns

1. Grow Sales Through Traffic
2. Manage Margins
3. Leverage our Infrastructure
4. Find Great Real Estate: 3-5 New Restaurants Per Year
5. Acquire Franchise Territory at Attractive Prices
6. Pay a Dividend
7. Return Excess Capital Through Debt Repayment and Buybacks

Maintain Healthy Core (levers 1–3)

Disciplined Growth (levers 4–5)

Return Excess Capital (levers 6–7)

CONSISTENT REVENUE AND TRAFFIC GROWTH

- Steady Same Store Sales Trends Continue Despite Weather Challenges in Q1
  - 16th Consecutive Quarter of Positive Comparable Sales Growth at Ruth's Chris Steak House
  - Ruth's Chris Steak House and Mitchell's Fish Market Impacted by Severe Winter Weather in Q1 2014 ($2MM/200bps) and the Shift of Easter into Q2 From Q1 Last Year

Year/Year Change in Comp Store Sales



RCSH
MFM
2.9%
4.9%
9.2%
6.2%
5.8%
2.6%
7.7%
3.7%
6.0%
5.9%
5.4%
6.6%
4.6%
4.2%
5.5%
2.6%
0.9%
-2.8%
-2.1%
-2.7%
-1.4%
-0.7%
0.4%
0.0%
2.3%
4.6%
3.4%
1.5%
-1.4%
-1.4%
2.6%
-4.3%
Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14

RUTH'S HOSPITALITY GROUP

CONSISTENT REVENUE AND TRAFFIC GROWTH

($ in millions)

Pro-Forma Sales



$750.0
$500.0
$250.0
$0.0
$616MM
$535MM
$565MM
$600MM
$640MM
$683MM
$184MM
+5% over PY
2008
2009
2010
2011
*2012
2013
Q1 2014
Company
Franchise

Full Year Location Count:

	2008	2009	2010	2011	*2012	2013	Q1 2014
Company	88	86	87	85	86	85	85
Franchise[2]	64	66	67	68	72	75	75

1) FY 2012 excludes 53rd week
2) Franchise count excludes one location in Cherokee, NC under management contract

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

CONSISTENT GROWTH OF EBITDA

($ in millions)

Adjusted EBITDA[1]



$38MM
$36MM
$40MM
$42MM
$45MM
$51MM
$17MM
+1% over PY
2008
2009
2010
2011
2012
2013
Q1 2014

1) Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, and restructuring benefits/expenses.

For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on form 8-k.

RUTH'S HOSPITALITY GROUP

UNIQUE BUSINESS MODEL ALLOWS FOR DISCIPLINED GROWTH

Franchisee – Owned Growth

- Capitalize on Strong Mix of Legacy and Proven Hospitality Partners
- 29 Franchisees Operating in 24 States and 10 Countries
- Provides Approximately $15-$16 Million in Annual Royalty Fees
- Allows System Growth Without Additional Company Capital
- 4 New Locations in 2013 (Las Vegas, Puerto Rico, Chattanooga, China - Shanghai)
- 1 New Location Opened in Boise, ID in Q1 2014, 3 Additional Targeted for Remainder of Year
- 12 Commitments in 2015 - 2017

Company – Owned Growth

- Largely Focused on New US Markets
- Leverage Existing Management Infrastructure
- Seeking Above - Average AUV's / Margins
- Disciplined Deployment of Capital for Relocations and New Construction
- 1 Restaurant in 2013 (Houston)
- 3 Restaurants in 2014 (Denver, Gaithersburg, Marina del Rey)
- Dallas, Texas and St. Petersburg, Florida in 2015

RETURNING CAPITAL AS PART OF INCREASING INVESTOR VALUE

($ in millions)

RHGI Debt Balance



$160MM
$126M
$81M
$51MM
$22MM
$45MM
$19MM
$22MM
2008
2009
2010
2011
2012
2013
Q1 2014

- Current $100M Credit Line ($50MM Accordion) Valid Until 2017
- 2012 Debt Balance Affected by $60.2MM Repurchase of Preferred Shares
  - *Repurchased $3MM in Stock During Q1 2014*
- Authorized $4.3 MM in Dividend Payments in 2013
  - *Dividend Increased by 25% to $0.05/Share in Q1 2014*

SOLID FINANCIAL RESULTS IN Q1 2014

- Total Revenues Grew 3.6% to $109.7MM
  - *RCSH Comparable Sales Increased 2.6%*
    - *Traffic Increased 2.1%, Average Check Increased 0.4%*
  - *MFM Comparable Sales Decreased 4.3%*
    - *Traffic Decreased 9.1%, Average Check Increased 5.3%*
- Beef Costs Up 4% in Q1, Beef Locks Secured in Early Q2 to Mitigate Expected Inflation of 5 to 8% For Balance of the Year
  - *50% of Beef Needs for the Remainder of 2014 Secured at Plus 5%*
- Income From Continuing Operations Increased from $8.8 MM to $9.1MM
  - *Net Margin Increased from 7.2% to 8.1%*

For a reconciliation of non GAAP pro forma net income and net margin, each of which is a non GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our current report on form 8-k.

RUTH'S HOSPITALITY GROUP

INVESTMENT SUMMARY



- Proven Business Model for Almost 50 Years
  - *Stable Franchise Base Generates Steady and Profitable Revenue Stream*
- Consistent Traffic and Revenue Growth
- Multiple Levers to Drive Shareholder Return
  - *Manage our Core Business*
  - *Disciplined Growth*
  - *Multiple Options to Return Excess Capital*
    - Dividends
    - Debt Repayment
    - Stock Repurchase

RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR